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              CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the captions
"Shareholder Services-Statements and Reports" and "General
Information-Independent Auditors" and to the use of our report dated August 26, 1996, in this Post-Effective
Amendment to the Registration Statement (Form N-1A No. 333-
08153) of Alliance Real Estate Investment Fund, Inc.


                             /s/ Ernst & Young LLP



New York, New York
April 11, 1997

































00250231/AN7